Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Menderes Akdag, Chief Executive Officer (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the Annual Report on Form 10-K for the year ended March 31, 2005 (the "Report") of the Registrant, that:

  (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)  the information contained in the Report, fairly presents, in all
       material respects, the financial condition and results of   operations of
       the Registrant.


                                  Date: June 3, 2005

                                   By:/s/  Menderes Akdag
                                     -----------------------
                                  Menderes Akdag
                                  Chief Executive Officer

                                   By:/s/  Bruce S. Rosenbloom
                                      -------------------------
                                   Bruce S. Rosenbloom
                                   Chief Financial Officer